Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
(As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2003)

For the Quarterly Report of Zenex International, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2004 (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

(i)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date: August 12, 2004	By:	/s/ Ron Carte
Ron Carte
President (Principal Executive Officer)

By:	/s/ Debra G. Morehead
Debra G. Morehead
Chief Financial Officer (Principal Financial Officer)